UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 10, 2020

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue,	Suite 1100
Bethesda,	Maryland	20814
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PC	New York Stock Exchange
Series D Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 10, 2020, Pebblebrook Hotel Trust (the “Company”), as parent guarantor, and Pebblebrook Hotel, L.P., as borrower (the “Operating Partnership”), amended four credit agreements and a note purchase and guarantee agreement. In each case, the amendment modified the definitions of “Equity Interest” and “Restricted Payments” in the corresponding agreement to permit and facilitate the issuance of and performance under the Convertible Notes (as defined below) and the Capped Call Confirmations (as defined below).

On December 10, 2020, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, Bank of America, N.A. (“BofA”), as administrative agent, swing line lender and L/C issuer, and certain other lenders named therein, entered into that certain Third Amendment to Fourth Amended and Restated Credit Agreement (the “Primary Credit Agreement Amendment”) to amend that certain Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, BofA, as administrative agent, swing line lender and L/C issuer, and certain other lenders named therein, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated February 20, 2020 and that certain Second Amendment to Fourth Amended and Restated Credit Agreement, dated June 29, 2020.

On December 10, 2020, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, U.S. Bank National Association (“USB”), as administrative agent, and certain other lenders named therein, entered into that certain Second Amendment to Amended and Restated Credit Agreement (the “USB Credit Agreement Amendment”) to amend that certain Amended and Restated Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, USB and certain other lenders named therein, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 29, 2020.

On December 10, 2020, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, Capital One, National Association (“CapOne”), as administrative agent, and certain other lenders named therein, entered into that certain Second Amendment to Credit Agreement (the “CapOne Credit Agreement Amendment”) to amend that certain Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, CapOne and certain other lenders named therein, as amended by that certain First Amendment to Credit Agreement, dated as of June 29, 2020.

On December 10, 2020, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, BofA, as administrative agent, and certain other lenders named therein, entered into that certain Second Amendment to Credit Agreement (the “BofA Credit Agreement Amendment”) to amend that certain Credit Agreement, dated as of October 31, 2018, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, BofA, as administrative agent, and certain other lenders named therein, as amended by that certain First Amendment to Credit Agreement, dated as of June 29, 2020 (the “BofA Credit Agreement”).

On December 10, 2020, the Company, the Operating Partnership, Massachusetts Mutual Life Insurance Company, MassMutual Asia Limited, Allianz Life Insurance Company of North America and The Guardian Life Insurance Company of America entered into that certain Third Amendment to Note Purchase Agreement (the “Note Purchase Agreement Amendment”) to amend that certain Note Purchase and Guarantee Agreement, dated as of November 12, 2015, as amended by that certain First Amendment to Note Purchase Agreement, dated as of October 13, 2017, and that certain Second Amendment to Note Purchase Agreement, dated as of June 29, 2020, among the parties to the Note Purchase Agreement.

The foregoing description of the amendments do not purport to be complete and are qualified in their entirety by reference to the Primary Credit Agreement Amendment, the USB Credit Agreement Amendment, the CapOne Credit Agreement Amendment, the BofA Credit Agreement Amendment and the Note Purchase Agreement Amendment, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and hereby incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 8.01 of this Current Report on Form 8-K regarding the Convertible Notes (as under that Item 8.01) is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On December 10, 2020, the Company issued a press release announcing the launch of the Convertible Notes Offering (as defined below).

On December 11, 2020 the Company issued a press release announcing the pricing of the Convertible Notes Offering.

On December 15, 2020 the Company issued a press release announcing the closing of the Convertible Notes Offering.

Copies of these press releases are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 7.01.

Item 8.01. Other Events.

Convertible Senior Notes Offering

On December 10, 2020, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named on Schedule A therein (the “Underwriters”), for whom BofA Securities, Inc. and Raymond James & Associates, Inc. acted as representatives, pursuant to which the Company agreed to offer and sell $500.0 million aggregate principal amount of the Company’s 1.75% convertible senior notes due 2026 (such notes, the “Convertible Notes,” and such offering, the “Convertible Notes Offering”). In the Underwriting Agreement, the Company and the Operating Partnership made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The closing of the Convertible Notes Offering occurred on December 15, 2020.

The net proceeds from the Convertible Notes Offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company (including net proceeds from the full exercise by the underwriters of their over-allotment option to purchase additional Convertible Notes), were approximately $486.9 million.

This description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference into this Item 8.01.

In connection with the filing of the Underwriting Agreement, the Company is filing with this Current Report on Form 8-K the opinion of its counsel, Venable LLP, as Exhibit 5.1(a) and the opinions of its counsel, Hunton Andrews Kurth LLP, as Exhibits 5.1(b) and 8.1.

Convertible Senior Notes

The Convertible Notes were issued on December 15, 2020 pursuant to an indenture, dated as of December 15, 2020 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of December 15, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Convertible Notes have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-236577), which became effective upon filing with the United States Securities and Exchange Commission (the “SEC”) on February 21, 2020, including the prospectus supplement filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act, dated December 10, 2020, to the prospectus contained in the registration statement (the “Prospectus Supplement”).

The Convertible Notes bear interest at a rate of 1.75% per year, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2021. The Convertible Notes are the general unsecured obligations of the Company and rank equal in right of payment with the other existing and future senior unsecured indebtedness of the Company and senior in right of payment to any indebtedness of the Company that is contractually subordinated to the Convertible Notes. The Convertible Notes, however, are effectively subordinated in right of payment to the existing and future secured indebtedness of the Company to the extent of the value of the collateral securing such indebtedness, and structurally subordinated to the claims of the Company’s subsidiaries’ creditors, including trade creditors.

The Convertible Notes will mature on December 15, 2026 (the “Maturity Date”), unless earlier converted, repurchased or redeemed. Prior to June 15, 2026, the Convertible Notes will be convertible only upon certain circumstances and during certain periods as described in the Prospectus Supplement. On and after June 15, 2026, holders may convert any of their Convertible Notes into the Company’s common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), at the applicable conversion rate at any time prior to the close of business on the second scheduled trading day prior to the Maturity Date, unless the Convertible Notes have been previously repurchased or redeemed by the Company.

The initial conversion rate of the Convertible Notes is 39.2549 Common Shares per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $25.47 per share. The conversion rate is subject to adjustment in certain circumstances.

Prior to December 20, 2023, the Company may not redeem the Convertible Notes. The Company may redeem for cash all or a portion of the Convertible Notes, at its option, on or after December 20, 2023 if the last reported sale price of Common Shares has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company provides a notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption. The redemption price will be equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

Upon the occurrence of a fundamental change (as defined in the Indenture) involving the Company, holders of the Convertible Notes may require the Company to repurchase all or a portion of their Convertible Notes for cash at a price equal to 100% of the principal amount of the Convertible Notes to be purchased, plus accrued and unpaid interest to, but excluding, the fundamental change purchase date.

If an event of default (as defined in the Indenture) occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in aggregate principal amount of the Convertible Notes then outstanding by notice to the Company and the Trustee, may declare 100% of the principal of and accrued and unpaid interest on all the Convertible Notes to be due and payable. In the case of an event of default arising out of certain bankruptcy or insolvency events (as set forth in the Indenture), 100% of the principal of and accrued and unpaid interest on the Convertible Notes will automatically become due and payable.

Capped Call Transactions

On December 10, 2020, in connection with the pricing of the Convertible Notes, and on December 11, 2020, in connection with the full exercise by the Underwriters of their option to purchase additional Convertible Notes pursuant to the Underwriting Agreement, the Company entered into privately negotiated capped call transactions (the “Capped Call Transactions”) with certain of the underwriters or their respective affiliates and other financial institutions (the “Capped Call Counterparties”). The Capped Call Transactions initially cover, subject to anti-dilution adjustments substantially similar to those applicable to the Convertible Notes, the number of Common Shares underlying the Convertible Notes. The Capped Call Transactions are expected generally to reduce the potential dilution to holders of Common Shares upon conversion of the Convertible Notes and/or offset the potential cash payments that the Company could be required to make in excess of the principal amount of any converted Convertible Notes upon conversion thereof, with such reduction and/or offset subject to a cap.

The cap price of the Capped Call Transactions was initially approximately $33.0225, which represents a premium of approximately 75.0% over the last reported sale price of Common Shares on the New York Stock Exchange on December 10, 2020, and is subject to certain adjustments under the terms of the Capped Call transactions.

The Capped Call Transactions are separate transactions entered into by the Company with the Capped Call Counterparties, are not part of the terms of the Convertible Notes and will not change any holder’s rights under the Convertible Notes. Holders of the Convertible Notes will not have any rights with respect to the Capped Call Transactions.

The Company used approximately $38.3 million of the net proceeds from the offering of the Convertible Notes to pay the cost of the Capped Call Transactions.

The foregoing descriptions of the material terms of the Base Indenture, the Supplemental Indenture, the Convertible Notes and the Capped Call Transactions do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, the Supplemental Indenture, the form of the Convertible Notes and the form of the confirmation for the Capped Call Transactions, copies of which are filed as Exhibits 4.1, 4.2, 4.3 and 99.4, respectively, and are hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 10, 2020, by and among the Company and the Operating Partnership and BofA Securities, Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters listed on Schedule A attached thereto.
4.1	Indenture, dated December 15, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	First Supplemental Indenture, dated December 15, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 1.75% Convertible Senior Notes Due 2026 of the Company (attached as Exhibit A to the First Supplemental Indenture filed as Exhibit 4.2 hereto).
5.1(a)	Opinion of Venable LLP regarding the legality of the Convertible Notes.
5.1(b)	Opinion of Hunton Andrews Kurth LLP regarding the legality of the Convertible Notes.
8.1	Opinion of Hunton Andrews Kurth LLP regarding tax matters.
10.1	Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto, entered into as of December 10, 2020.
10.2	Second Amendment to Amended and Restated Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, U.S. Bank National Association, as administrative agent, and the other lenders party thereto, entered into as of December 10, 2020.
10.3	Second Amendment to Credit Agreement, dated as of November 12, 2015, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Capital One, National Association, as administrative agent, and the other lenders party thereto, entered into as of December 10, 2020.
10.4	Second Amendment to Credit Agreement, dated as of October 31, 2018, among Pebblebrook Hotel L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Bank of America, N.A., as administrative agent, and the other lenders party thereto, entered into as of December 10, 2020.
10.5	Third Amendment to Note Purchase Agreement, dated as of October 13, 2017, among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Massachusetts Mutual Life Insurance Company, MassMutual Asia Limited, Allianz Life Insurance Company of North America and The Guardian Life Insurance Company of America, dated as of December 10, 2020.
23.1	Consent of Venable LLP (included in Exhibit 5.1(a) hereto).
23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibits 5.1(b) and 8.1 hereto).
99.1	Press release, issued December 10, 2020, regarding the launch of the Notes offering.
99.2	Press release, issued December 11, 2020, regarding the pricing of the Notes offering.
99.3	Press release, issued December 15, 2020, regarding the closing of the Notes offering.
99.4	Form of Capped Call Transaction Confirmation.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

December 16, 2020	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary